SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) November 7, 2001



Commission      Registrant; State of Incorporation;      I.R.S. Employer
File Number        Address; and Telephone Number        Identification No.
-----------     -----------------------------------     ------------------
333-21011       FIRSTENERGY CORP.                            34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402

Item 2.  Acquisition or Disposition of Assets

          On November 7, 2001, the merger of FirstEnergy Corp. (FirstEnergy) and GPU, Inc. (GPU) became effective pursuant to the Agreement and Plan of Merger, dated August 8, 2000 (Merger Agreement), previously reported on a Current Report on Form 8-K filed by FirstEnergy on August 10, 2000. The Merger Agreement is incorporated herein by reference and is listed herein as Exhibit 2.1. The following description of the Merger is qualified in its entirety by reference to such exhibit.

          Under the terms of the Merger Agreement, GPU shareholders could elect to receive, for each share of GPU common stock that they own, either $36.50 in cash or shares of FirstEnergy common stock. The number of FirstEnergy shares that a GPU shareholder will receive in exchange for a GPU share depends upon the average closing price of FirstEnergy common stock over a pre-determined 20-day trading period, but is limited to 1.2318 shares if that average price is $29.6313 or higher. With the November 7, 2001, merger effective date, the 20-day trading period ended on October 29, 2001, and resulted in an average closing price of $35.67. Consequently, GPU shareholders electing FirstEnergy shares will receive 1.2318 shares of FirstEnergy common stock for each share of GPU common stock that they own. The elections by GPU shareholders are subject to proration if the total elections received result in more than one-half of the GPU common stock being exchanged for either cash or FirstEnergy shares.

          Prior to the merger, GPU was a registered public utility holding company whose assets were used to provide utility and utility-related services. GPU's assets were held primarily through its subsidiaries, including its principal domestic electric utility operating subsidiaries, Jersey Central Power & Light Company, Pennsylvania Electric Company and Metropolitan Edison Company. As a result of the merger, GPU's subsidiaries are now subsidiaries of FirstEnergy. FirstEnergy intends to use such assets for similar purposes.

          FirstEnergy borrowed the funds for the cash portion of the merger consideration, approximately $2.2 billion, through a credit agreement dated as of October 2, 2001 with a group of banks led by Barclay's Bank Plc, as administrative agent. FirstEnergy will issue approximately 73.7 million shares of its common stock to GPU shareholders for the share portion of the transaction.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

        (a)  Financial Statements of Business Acquired

             1. The audited consolidated balance sheets of GPU as of December 31, 2000 and 1999 and consolidated statements of income and cash flows of GPU for the fiscal years ended December 31, 2000, 1999 and 1998 have been filed with the U.S. Securities and Exchange Commission (SEC) as part of GPU's Annual Report on Form 10-K, filed March 21, 2001 (File No. 1-6047), and are incorporated herein by reference.

             2. The unaudited consolidated balance sheet of GPU as of March 31, 2001 and unaudited consolidated statements of income and cash flows of GPU for the three months ended March 31, 2001 and 2000 have been filed with the SEC as part of GPU's Quarterly Report on Form 10-Q, filed May 3, 2001 (File No. 1-6047), and are incorporated herein by reference.

             3. The unaudited consolidated balance sheet of GPU as of June 30, 2001 and unaudited consolidated statements of income and cash flows of GPU for the three and six months ended June 30, 2001 and 2000 have been filed with the SEC as part of GPU's Quarterly Report on Form 10-Q, filed August 7, 2001 (File No. 1-6047), and are incorporated herein by reference.

        (b)  Pro Forma Financial Information

          The unaudited pro forma combined condensed balance sheet as of June 30, 2001 and the unaudited pro forma combined condensed statements of income for the six month periods ended June 30, 2001 and 2000, and for the year ended December 31, 2000, combine the historical information of FirstEnergy and GPU to give effect to our merger, including the related financings. The unaudited pro forma combined condensed financial statements have been prepared to reflect the merger under the purchase method of accounting where FirstEnergy is acquiring GPU. Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, including estimated fees and expenses related to the merger, over the net assets acquired, is classified as goodwill on the accompanying unaudited pro forma combined condensed balance sheet. The estimated fair values and useful lives of assets acquired and liabilities assumed, which were utilized in the calculation of goodwill, are subject to final valuation adjustments in accordance with accounting principles generally accepted in the United States.

          The unaudited pro forma financial statements do not reflect any anticipated cost savings that FirstEnergy may be able to achieve from the elimination of duplicate corporate and administrative programs in connection with the merger or from operating efficiencies that may result from the merger. The pro forma adjustments and the merger are reflected in the unaudited combined condensed pro forma balance sheet as if the merger occurred on June 30, 2001. The unaudited pro forma combined condensed statements of income for the six month periods ended June 30, 2001 and 2000, and for the year ended December 31, 2000, assume that this transaction was completed on January 1, 2000.

          The unaudited pro forma combined condensed financial statements assume that 50% of the outstanding GPU common shares were exchanged for cash consideration of $36.50 per share and 50% of the outstanding GPU common shares were each exchanged for 1.2318 shares of FirstEnergy common stock. With a November 7, 2001 merger effective date, the 20-day trading period used to determine the exchange ratio in accordance with the merger agreement ended on October 29, 2001 and resulted in an average closing price for FirstEnergy's common stock of $35.67, which is higher than the average closing price range of $24.2438 to $29.6313 stated in the merger agreement, and therefore, in accordance with the merger agreement, fixed the exchange ratio at 1.2318.

          The following unaudited pro forma financial statements are for illustrative purposes only. They are not necessarily indicative of the financial position or operating results that would have occurred had the merger been completed on January 1, 2000 or June 30, 2001, as assumed above, nor is the information necessarily indicative of future financial position or operating results. Results of operations and financial position in the first year after completion of the merger could differ significantly from the unaudited pro forma combined condensed financial statements, which are based on historical operations. Future operations will be affected by various factors including operating performance, energy market developments and other matters.

  (c)  Exhibits

       2.1 Agreement and Plan of Merger, dated as of August 8, 2000, between FirstEnergy Corp. and GPU, Inc. (incorporated by reference to Exhibit 2.1 of FirstEnergy Corp.'s Current Report on Form 8-K filed August 10, 2000).

       23   Consent of PricewaterhouseCoopers LLP.


                                             FIRSTENERGY CORP.
                           UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                              JUNE 30, 2001
                                              (In millions)
                                                              Merger          Pending        Merger
                                                             Pro Forma     Divestitures    Pro Forma
                                  FirstEnergy      GPU      Adjustments      (Note 5)      Combined
                                  -----------    -------    -----------    ------------    ---------
ASSETS:
Current assets                      $ 1,643      $ 2,254    $    --           $  (469)      $ 3,428
Property, plant and equipment         7,605        7,168       (629) (3a)      (2,051)       12,093
Investments                           2,778        1,346        (87) (3a)        (263)        4,025
                                                                251  (3d)
Regulatory assets                     3,568        4,324       (271) (3f)                     7,621
Intangible assets                        --          119         10  (3b)                       129
Goodwill                              2,062        1,744      4,123  (3b)        (775)        5,410
                                                             (1,744) (3b)
Accumulated deferred income taxes        --        1,817         90  (3i)         (31)        1,739
                                                               (137) (3a)
Other assets                            482          338        (34) (3b)        (115)          671
                                    -------      -------    -------           -------       -------
    Total Assets                    $18,138      $19,110    $ 1,572           $(3,704)      $35,116
                                    =======      =======    =======           =======       =======
CAPITALIZATION AND LIABILITIES:
Currently payable long-term debt
  and preferred stock               $   639      $   622    $    --           $  (290)      $   971
Short-term debt                         758        1,938     (1,514) (3h)          --         1,182
Current liabilities                   1,173        1,245         16  (3b)        (575)        2,000
                                                                134  (3c)
                                                                  7  (3f)
Accumulated deferred income taxes     2,000        3,210       (111) (3i)        (615)        4,484
Accumulated deferred investment
  tax credits                           232           42         --                             274
Other liabilities                     2,041        3,953          4  (3b)          (3)        6,105
                                                                110  (3d)
                                    -------      -------   --------           -------       -------
    Total Liabilities:                6,843       11,010     (1,354)           (1,483)       15,016
                                    -------      -------   --------           -------       -------
Common shareholders' equity:
Common stock and other paid-in
  capital                             3,544          991      2,594  (3e)                     6,138
                                                               (991) (3e)
Retained earnings and other
  comprehensive loss                  1,253        2,458     (2,458) (3b)                     1,253
Unallocated ESOP common shares         (103)          --         --                            (103)
                                    -------      -------   --------                         -------
  Total common shareholders' equity   4,694        3,449       (855)                          7,288
Preferred stock of consolidated
  subsidiaries:
  Not subject to mandatory
    redemption                          649           13         --                             662
  Subject to mandatory redemption        40           49          1  (3a)                        90
Subsidiary-obligated mandatorily
  redeemable preferred securities
  of subsidiary trust holding
  solely subsidiary subordinated
  debentures                            120          125         --                             245
Trust preferred securities               --          200         --                             200
Long-term debt                        5,792        4,264         83  (3a)      (2,221)       11,615
                                                              2,183  (3h)
                                                              1,514  (3h)
                                    -------      -------   --------           -------       -------
    Total Capitalization             11,295        8,100      2,926            (2,221)       20,100
                                    -------      -------   --------           -------       -------
    Total Capitalization and
      Liabilities                   $18,138      $19,110   $  1,572           $(3,704)      $35,116
                                    =======      =======   ========           =======       =======

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                                                    3

                                         FIRSTENERGY CORP.
                      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                  SIX MONTHS ENDED JUNE 30, 2001
                              (In millions, except per share amounts)
                                                   GPU
                                                Prior to      Merger          Pending        Merger
                                                 Merger      Pro Forma     Divestitures    Pro Forma
                                  FirstEnergy   Pro Forma   Adjustments      (Note 5)      Combined
                                  -----------   ---------   -----------    ------------    ---------
REVENUES:
Electric utilities                  $2,572       $2,252     $  --             $(229)         $4,595
Other                                1,218          470        --               (79)          1,609
                                    ------       ------     -----             -----          ------
  Total revenues                     3,790        2,722        --              (308)          6,204
                                    ------       ------     -----             -----          ------
EXPENSES:
  Fuel and purchased power             625        1,105        --               (23)          1,707
  Other operating expenses           1,816          739        (9) (3d)         (90)          2,456
  Provision for depreciation and
    amortization
                                       434          269       (25) (3g)         (35)            637
                                                               (6) (3g)
  General taxes                        211          114        --               (20)            305
                                    ------       ------     -----             -----          ------
    Total expenses                   3,086        2,227       (40)             (168)          5,105
                                    ------       ------     -----             -----          ------
INCOME BEFORE INTEREST
  AND INCOME TAXES                     704          495        40              (140)          1,099
                                    ------       ------     -----             -----          ------
NET INTEREST CHARGES:
  Interest expense                     235          230        90  (3h)        (102)            453
  Trust preferred securities            --            7        --                --               7
  Subsidiary-obligated mandatorily
    redeemable preferred securities     --            5        --                --               5
  Capitalized interest                 (21)          (1)       --                --             (22)
  Subsidiaries' preferred stock
    dividends                           34            3        --                                37
                                    ------       ------     -----             -----          ------
    Net interest charges               248          244        90              (102)            480
                                    ------       ------     -----             -----          ------
INCOME TAXES                           204          106       (26) (3i)          (7)            277
                                    ------       ------     -----             -----          ------

INCOME BEFORE CUMULATIVE EFFECT
  OF A CHANGE IN ACCOUNTING            252          145       (24)              (31)            342

CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE                     (8)          --        --                --              (8)
                                    ------       ------     -----             -----          ------
NET INCOME                          $  244       $  145     $ (24)            $ (31)         $  334
                                    ======       ======     =====             =====          ======
Average common shares outstanding:
  Basic                                218          120       (46) (3j)                         292
                                    ======       ======     =====                            ======
  Diluted                              219          120       (46) (3j)                         293
                                    ======       ======     =====                            ======
Earnings per share of common
  stock:
  Basic                             $ 1.12       $ 1.21                                      $ 1.14
                                    ======       ======                                      ======
  Diluted                           $ 1.11       $ 1.21                                      $ 1.14
                                    ======       ======                                      ======


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                                                    4

                                             FIRSTENERGY CORP.
                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                      SIX MONTHS ENDED JUNE 30, 2000
                                  (In millions, except per share amounts)
                                                  GPU
                                                Prior to      Merger          Pending        Merger
                                                 Merger      Pro Forma     Divestitures    Pro Forma
                                  FirstEnergy   Pro Forma   Adjustments      (Note 5)      Combined
                                  -----------   ---------   -----------    ------------    ---------
REVENUES:
  Electric utilities                $2,630        $2,134     $ --             $(255)        $4,509
  Other                                680           449       --              (126)         1,003
                                    ------        ------     ----             -----         ------
    Total revenues                   3,310         2,583       --              (381)         5,512
                                    ------        ------     ----             -----         ------
EXPENSES:
  Fuel and purchased power             551           887       --               (18)         1,420
  Other operating expenses           1,315           783       (9) (3d)        (109)         1,980
  Provision for depreciation
    and amortization                   427           243      (25) (3g)         (34)           605
                                                               (6) (3g)
  General taxes                        279           101       --                (8)           372
                                    ------        ------     ----             -----         ------
    Total expenses                   2,572         2,014      (40)             (169)         4,377
                                    ------        ------     ----             -----         ------
INCOME BEFORE INTEREST
  AND INCOME TAXES                     738           569       40              (212)         1,135
                                    ------        ------     ----             -----         ------
NET INTEREST CHARGES:
  Interest expense                     247           230       83 (3h)         (118)           442
  Trust preferred securities            --             7       --                                7
  Subsidiary-obligated mandatorily
    redeemable preferred securities     --             6       --                                6
  Capitalized interest                 (13)           (2)      --                              (15)
  Subsidiaries' preferred stock
    dividends                           35             4       --                               39
                                    ------        ------     ----             -----         ------
    Net interest charges               269           245       83              (118)           479
                                    ------        ------     ----             -----         ------
INCOME TAXES                           193           120      (24) (3i)         (17)           272
                                    ------        ------     ----             -----         ------
NET INCOME                          $  276        $  204     $(19)            $ (77)        $  384
                                    ======        ======     ====             =====         ======

Average common shares outstanding:
  Basic                                224           121      (46) (3j)                        299
                                    ======        ======     ====                           ======
  Diluted                              225           121      (46) (3j)                        300
                                    ======        ======     ====                           ======

Earnings per share of common stock:
  Basic                             $ 1.23        $ 1.68                                    $ 1.28
                                    ======        ======                                    ======
  Diluted                           $ 1.23        $ 1.68                                    $ 1.28
                                    ======        ======                                    ======


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.



                                                FIRSTENERGY CORP.
                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                           YEAR ENDED DECEMBER 31, 2000
                                    (In millions, except per share amounts)
                                                   GPU
                                                Prior to      Merger          Pending        Merger
                                                 Merger      Pro Forma     Divestitures    Pro Forma
                                  FirstEnergy   Pro Forma   Adjustments      (Note 5)      Combined
                                  -----------   ---------   -----------    ------------    ---------
REVENUES:
  Electric utilities                 $5,422       $4,423     $ --              $(479)        $ 9,366
  Other                               1,607          948       --               (218)          2,337
                                     ------       ------     ----              -----         -------
  Total revenues                      7,029        5,371       --               (697)         11,703
                                     ------       ------     ----              -----         -------
EXPENSES:
  Fuel and purchased power              801        2,064       --                (18)          2,847
  Other operating expenses            3,241        1,456      (18) (3d)         (197)          4,482
  Provision for depreciation and
    amortization                        934          523      (51) (3g)          (80)          1,313
                                                              (13) (3g)
  General taxes                         548          228       --                (41)            735
                                     ------       ------     ----              -----          ------
  Total expenses                      5,524        4,271      (82)              (336)          9,377
                                     ------       ------     ----              -----          ------
INCOME BEFORE INTEREST
  AND INCOME TAXES                    1,505        1,100       82               (361)          2,326
                                     ------       ------     ----              -----          ------
NET INTEREST CHARGES:
  Interest expense                      493          479      166  (3h)         (226)            912
  Trust preferred securities             --           14                                          14
  Subsidiary-obligated mandatorily
    redeemable preferred securities      --           11                                          11
  Capitalized interest                  (27)          (3)      --                                (30)
  Subsidiaries' preferred stock
    dividends                            63            7       --                                 70
                                     ------       ------     ----              -----          ------
  Net interest charges                  529          508      166               (226)            977
                                     ------       ------     ----              -----          ------
INCOME TAXES                            377          225      (47) (3i)          (28)            527
                                     ------       ------     ----              -----          ------
NET INCOME                           $  599       $  367     $(37)             $(107)         $  822
                                     ======       ======     ====              =====          ======
Average common shares outstanding:
  Basic                                 222          121      (46) (3j)                          297
                                     ======       ======     ====                             ======
  Diluted                               222          121      (46) (3j)                          297
                                     ======       ======     ====                             ======
Earnings per share of common stock:
  Basic                              $ 2.69       $ 3.03                                      $ 2.77
                                     ======       ======                                      ======
  Diluted                            $ 2.69       $ 3.02                                      $ 2.77
                                     ======       ======                                      ======


See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                                                    6


            Notes to Unaudited Pro Forma Combined Condensed
                        Financial Statements

Note 1 - Reclassifications

          Certain reclassifications have been made to the FirstEnergy and GPU historical financial statements to conform to the presentation expected to be used by the merged companies.

Note 2 - Exchange Ratio

          The unaudited pro forma combined condensed financial statements assume that 50% of the outstanding GPU common shares were exchanged for cash consideration of $36.50 per share and 50% of the outstanding GPU common shares were each exchanged for 1.2318 shares of FirstEnergy common stock. With a November 7, 2001 merger effective date, the 20-day trading period used to determine the exchange ratio in accordance with the merger agreement ended on October 29, 2001 and resulted in an average closing price for FirstEnergy's common stock of $35.67, which is higher than the average closing price range of $24.2438 to $29.6313 stated in the merger agreement, and therefore, in accordance with the merger agreement, fixed the exchange ratio at 1.2318.

                                               (millions)
                                               ----------
Cash payment to GPU shareholders                 $2,183
Stock payment to GPU shareholders                 2,594
                                                 ------
Purchase of 119.6 million GPU common shares      $4,777
                                                 ======

Note 3 - Pro Forma Adjustments

          (a)  As required by Statement of Financial Accounting Standards
(SFAS) No. 141, "Business Combinations," pro forma adjustments have been recognized by FirstEnergy to adjust GPU's assets and liabilities to fair value. Such adjustments have been based upon the current estimated fair market values of these assets and liabilities which were considered in the preliminary purchase price allocation.

          (b) A pro forma adjustment has been made to recognize goodwill in connection with the merger. The goodwill represents the excess of the purchase price over GPU's net assets after taking into account the other adjustments described herein. The pro forma adjustment to record the goodwill resulting from the merger is disclosed below:

                                                           (millions)
                                                           ----------

Purchase of 119.6 million GPU common shares                 $ 4,777
Conversion of GPU stock options                                   4
Estimated direct costs incurred in consummating the merger       50
Elimination of GPU shareholders' equity on June 30, 2001     (3,449)
Addition of GPU goodwill to purchase price                    1,744
Pre-merger impact on regulatory assets (Note 3f)                160
Fair value adjustments to GPU's assets and liabilities, net     847
Less amount identified as intangible assets                     (10)
                                                           --------
Total adjusted goodwill                                    $  4,123
                                                           ========

          (c) A pro forma adjustment has been made to recognize estimated severance costs.

          (d) A pro forma adjustment has been made to recognize GPU's net unamortized transition assets and obligations related to certain retirement benefits and the impact of this adjustment on the net periodic benefit cost.

          (e) Pro forma equity adjustments have been made to recognize the elimination of GPU's retained earnings and accumulated other comprehensive loss as of the completion of the merger and to reflect payment of stock consideration in the merger as discussed in Note 2.

                                                       (millions)
                                                       ----------
Elimination of GPU shareholders' equity                 $(3,449)
Issuance of stock to purchase GPU common shares           2,594
                                                        -------
                                                        $  (855)
                                                        =======

          (f) In September 2001, the New Jersey Board of Public Utilities approved the merger between GPU and FirstEnergy subject to the terms and conditions set forth in a Stipulation of Settlement. In accordance with this Stipulation of Settlement, Jersey Central wrote off $300 million of its deferred cost upon receipt of final regulatory approval of the merger. Also, in accordance with the Stipulation of Settlement, FirstEnergy agreed to implement a low-income customer assistance program, as well as to provide for technology grants to schools and libraries up to $6.5 million. In June 2001, the Pennsylvania Public Utility Commission approved a separate Settlement Stipulation with Metropolitan Edison and Pennsylvania Electric. As a result of this Settlement Stipulation, in the second quarter of 2001 Metropolitan Edison and Pennsylvania Electric recorded a combined $29 million reserve against certain deferred energy costs incurred during the first five months of 2001, pending consummation of the merger. This reserve will be reversed immediately before consummation of the merger. As a result, the unaudited pro forma combined condensed balance sheet as of June 30, 2001 has been adjusted to reflect the net write-off of $271 million of deferred costs.

          (g) Pro forma adjustments have been made to eliminate GPU's amortization of goodwill in connection with the implementation of SFAS No. 142, "Goodwill and Other Intangible Assets," and to reduce depreciation expense resulting from the assumed revaluation of GPU's assets described in (a) above.

                                                           For the year
                                 For the six months           ended
                                   ended June 30,          December 31,
                                --------------------       ------------
                                  2001        2000              2000
                                --------    --------          --------
                                              (millions)
Reversal of amortization of
  GPU purchased goodwill         $ (25)      $ (25)            $ (51)
Reduction in depreciation
  expense from assumed
  revaluation of GPU's assets    $  (6)      $  (6)            $ (13)


          (h) A pro forma adjustment reflects the issuance of $2.183 billion of long-term debt bearing interest at an assumed average effective rate of 7.15%, inclusive of costs of issuance and hedge payments, to fund the cash consideration to be paid to GPU shareholders. The pro forma annual interest expense is $156 million. Also, pro forma adjustment reflects the issuance of $1.514 billion of long-term debt, bearing the same assumed average effective rate of 7.15% previously noted to replace outstanding short-term debt. Average interest rates on such short-term debt were approximately 6.5% in 2000 and

5.25% in 2001. A 1/8 of 1% variation in the interest rate on the total $3.7 billion in long-term debt issued would result in a $4.6 million change to the annual interest expense.

                                                      For the year
                                For the six months       ended
                                   ended June 30,     December 31,
                                ------------------    ------------
                                  2001      2000          2000
                                --------  --------      --------
                                             (millions)
Interest expense on
  acquisition debt of
  $2.183 billion                  $ 78      $ 78          $156
Reversal of interest expense
  on short-term debt of
  $1.514 billion                   (42)      (49)          (98)
Interest expense on long-term
  debt of $1.514 billion
  (replacement)                     54        54           108
                                  ----      ----          ----
                                  $ 90      $ 83          $166
                                  ====      ====          ====


          (i) Pro forma adjustments have been made for the estimated income tax impacts of the adjustments discussed in (a), (c), (d), (f),
(g) and (h) above assuming an income tax rate of 35%.

          (j) A pro forma adjustment reflects the issuance of FirstEnergy shares at an exchange ratio of 1.2318 as described in Note 2, net of the elimination of average GPU common shares outstanding.

                                                      For the year
                                 For the six months      ended
Basic Common Shares Outstanding    ended June 30,      December 31,
-------------------------------  ------------------   -------------
                                   2001      2000          2000
                                 --------  --------      --------
                                            (millions)
Elimination of average GPU
  common shares  outstanding      (119.5)   (121.3)      (121.2)
Purchase of 50% of GPU common
  shares at an exchange ratio
  of 1.2318 shares of First-
  Energy common stock per
  GPU common share                  73.6      74.7         74.6
                                   -----     -----        -----
                                   (45.9)    (46.6)       (46.6)
                                   =====     =====        =====




                                                        For the year
                                   For the six months       ended
Diluted Common Shares Outstanding    ended June 30,     December 31,
---------------------------------  ------------------   ------------
                                     2001      2000         2000
                                   --------  --------     --------
                                               (millions)
Elimination of average GPU
  common shares outstanding        (119.7)   (121.4)      (121.3)
Purchase of 50% of GPU common
  shares at an exchange ratio
  of 1.2318 shares of
  FirstEnergy common stock
  per GPU common share               73.7      74.7         74.7
                                   ------    ------       ------
                                    (46.0)    (46.7)       (46.6)
                                   ======    ======       ======


Note 4 - GPU Pro Forma Adjustments Prior to FirstEnergy Merger

          The unaudited pro forma condensed consolidated statements of income for the six-month periods ended June 30, 2001 and June 30, 2000, and for the year ended December 31, 2000, are being presented to illustrate the effect that certain acquisition and divestiture activity may have had on GPU's historical financial statements had these transactions occurred on the assumed date of January 1, 2000. The pro forma information is not necessarily indicative of the actual results that would have been realized had these transactions occurred on the assumed date of January 1, 2000, nor are they necessarily indicative of future results. In addition, pro forma information is being presented to eliminate certain costs that GPU incurred in connection with the merger that otherwise would not have been incurred. The GPU pro forma adjustments discussed below are based upon historical information and are for illustrative purposes only.

          (a) During the six-month period ended June 30, 2001, GPU sold its interest in Humber Power Limited, an electric generating station in the UK. GPU's unaudited pro forma condensed consolidated statement of income for the six-month period ended June 30, 2001 reflects an adjustment to eliminate the nonrecurring $12 million after-tax gain realized on the sale. During the same period, GPU incurred $1 million in merger-related costs. For pro forma purposes, these costs have been eliminated from GPU's unaudited pro forma condensed consolidated statement of income for the six-month period ended June 30, 2001.

          Pro forma adjustments by business unit for the six-month period ended June 30, 2001 are summarized as follows:

                                     Millions of Dollars
               ----------------------------------------------------------
                                   Net Interest
               Revenues  Expenses     Charges    Income Taxes  Net Income
               --------  --------  ------------  ------------  ----------
GPU Power UK     $(18)    $  --          --           $(6)        $(12)
Merger-Related
  Costs            --        (1)         --            --            1
                 ----     -----        ----           ---         ----
Total Adjust-
  ments          $(18)    $  (1)         --           $(6)        $(11)
                 ====     =====        ====           ===         ====

          (b) During 2000, GPU sold PowerNet Pty Ltd. (June), Jersey Central's Oyster Creek Nuclear Generating Station (August) and GPU International, Inc. (December). In addition, in April 2000, GPU acquired MYR Group Inc. GPU's unaudited pro forma condensed consolidated statements of income for the six-month period ended June 30, 2000 and the year ended December 31, 2000 reflect adjustments to (1) eliminate PowerNet's and GPU International's results of operations for the six- and twelve-month periods (including related debt reductions and income tax effects), (2) remove fuel and operation and maintenance expenses associated with Oyster Creek which would not have been incurred in the six- and twelve-month periods had the plant been sold on the assumed date of January 1, 2000, offset by additional purchase power expenses and (3) include the consolidated results of operations of MYR Group, recognizing ownership of these assets for the full six- and twelve-month periods, as well as interest expense and amortization of goodwill resulting from the acquisition (including the related income tax effects).

          GPU's unaudited pro forma condensed consolidated statements of income for the six-month period ended June 30, 2000 and the year ended December 31, 2000 also reflect an adjustment to eliminate the nonrecurring $295 million after-tax loss incurred on the sale of PowerNet. In addition, GPU's unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2000 reflects adjustments to eliminate (1) an $18 million reduction in GPU's loss on the sale of PowerNet due to a change in estimated tax benefits in the fourth quarter of 2000, (2) the nonrecurring $89 million after-tax gain realized on the sale of GPU International in December 2000, (3) the nonrecurring gain of $17 million recognized in income in August 2000 for the reversal of certain deferred taxes and realization of an investment tax credit related to the sale of Oyster Creek and (4) $12 million of merger-related costs which were incurred during the year.

          Pro forma adjustments by business unit for the six months ended June 30, 2000 are summarized as follows:

                                     Millions of Dollars
               ----------------------------------------------------------
                                   Net Interest
               Revenues  Expenses     Charges    Income Taxes  Net Income
               --------  --------  ------------  ------------  ----------
PowerNet        $(96)     $(407)       $(45)         $72          $ 284
GPU Inter-
  national       (47)       (47)         --           (1)             1
MYR Group        196        192           5           --             (1)
                ----      -----        ----          ---          -----
  Total Adjust-
    ments       $ 53      $(262)       $(40)         $71          $ 284
                ====      =====        ====          ===          =====


          Pro forma adjustments by business unit for the year ended December 31, 2000 are summarized as follows:



                                  Millions of Dollars
               ----------------------------------------------------------
                                   Net Interest
               Revenues  Expenses     Charges    Income Taxes  Net Income
               --------  --------  ------------  ------------  ----------
PowerNet        $(96)     $(407)       $(45)         $ 90         $ 266
GPU Inter-
  national      (128)        60          (2)          (63)         (123)
Jersey Central    --         --          --            17           (17)
MYR Group        196        192           5            --            (1)
Merger-Related
  Costs           --        (12)         --             4             8
                ----      -----        ----          ----         -----
  Total Adjust-
    ments       $(28)     $(167)       $(42)         $ 48         $ 133
                ====      =====        ====          ====         =====



                           FIRSTENERGY CORP.
          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                    FINANCIAL STATEMENTS (Cont'd)
   Note 4 - Prior to Merger Pro Forma Adjustments for GPU, Inc. (Cont'd)
                   SIX MONTHS ENDED JUNE 30, 2001
              (in millions, except per share amounts)
                                                                 GPU
                                         Prior to Merger       Prior to
                                            Pro Forma           Merger
                                GPU      Adjustments (4a)     Pro Forma
                              -------    ----------------     ---------
REVENUES:
  Electric utilities          $2,252           $ --            $2,252
  Other                          488            (18)              470
                              ------           ----            ------
    Total revenues             2,740            (18)            2,722
                              ------           ----            ------
EXPENSES:
  Fuel and purchased power     1,105             --             1,105
  Other operating expenses       740             (1)              739
  Provision for depreci-
    ation and amortization       269             --               269
  General taxes                  114             --               114
                              ------           ----            ------
    Total expenses             2,228             (1)            2,227
                              ------           ----            ------
INCOME BEFORE INTEREST
  AND INCOME TAXES               512            (17)              495
                              ------           ----            ------
NET INTEREST CHARGES:
  Interest expense               230             --               230
  Trust preferred securities       7             --                 7
  Subsidiary-obligated
    mandatorily redeemable
    preferred securities           5             --                 5
  Capitalized interest            (1)            --                (1)
  Subsidiaries' preferred
    stock dividends                3             --                 3
                              ------           ----            ------
    Net interest charges         244             --               244
                              ------           ----            ------
INCOME TAXES                     112             (6)              106
                              ------           ----            ------
NET INCOME                    $  156           $(11)           $  145
                              ======           ====            ======
Average common shares
  outstanding:
  Basic                          120                              120
                              ======                           ======
  Diluted                        120                              120
                              ======                           ======
Earnings per share of
  common stock:
  Basic                       $ 1.30                           $ 1.21
                              ======                           ======
  Diluted                     $ 1.30                           $ 1.21
                              ======                           ======

                                 12

                            FIRSTENERGY CORP.
             NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                      FINANCIAL STATEMENTS (Cont'd)
  Note 4 - Prior to Merger Pro Forma Adjustments for GPU, Inc. (Cont'd)
                     SIX MONTHS ENDED JUNE 30, 2000
                (in millions, except per share amounts)

                                                                 GPU
                                         Prior to Merger       Prior to
                                            Pro Forma           Merger
                                GPU      Adjustments (4b)     Pro Forma
                              -------    ----------------     ---------
REVENUES:
  Electric utilities           $2,225         $(91)            $2,134
  Other                           305          144                449
                               ------         ----             ------
    Total revenues              2,530           53              2,583
                               ------         ----             ------
EXPENSES:
  Fuel and purchased power        858           29                887
  Other operating expenses        687           96                783
  Loss on sale of investment      372         (372)                --
  Provision for depreciation
    and amortization              264          (21)               243
  General taxes                    95            6                101
                               ------        -----             ------
    Total expenses              2,276         (262)             2,014
                               ------        -----             ------
INCOME BEFORE INTEREST
  AND INCOME TAXES                254          315                569
                               ------        -----             ------
NET INTEREST CHARGES:
  Interest expense                270          (40)               230
  Trust preferred securities        7           --                  7
  Subsidiary-obligated
    mandatorily redeemable
    preferred securities            6           --                  6
  Capitalized interest             (2)          --                 (2)
  Subsidiaries' preferred
    stock dividends                 4           --                  4
                               ------        -----             ------
    Net interest charges          285          (40)               245
                               ------        -----             ------
INCOME TAXES                       49           71                120
                               ------        -----             ------
NET INCOME (LOSS)              $  (80)        $284             $  204
                               ======        =====             ======
Average common shares
  outstanding:
  Basic                           121                             121
                               ======                          ======
  Diluted                         121                             121
                               ======                          ======
Earnings per share of
  common stock:
  Basic                        $(0.66)                         $ 1.68
                               ======                          ======
  Diluted                      $(0.66)                         $ 1.68
                               ======                          ======


                           FIRSTENERGY CORP.
            NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                     FINANCIAL STATEMENTS (Cont'd)
  Note 4 - Prior to Merger Pro Forma Adjustments for GPU, Inc. (Cont'd)
                      YEAR ENDED DECEMBER 31, 2000
                (in millions, except per share amounts)
                                                                  GPU
                                         Prior to Merger       Prior to
                                            Pro Forma           Merger
                                GPU      Adjustments (4b)     Pro Forma
                              -------    ----------------     ---------
REVENUES:
  Electric utilities          $4,514         $ (91)            $4,423
  Other                          885            63                948
                              ------         -----             ------
    Total revenues             5,399           (28)             5,371
                              ------         -----             ------
EXPENSES:
  Fuel and purchased power     2,030            34              2,064
  Other operating expenses     1,399            57              1,456
  Loss on sale of business       240          (240)                --
  Provision for depreciation
    and amortization             548           (25)               523
  General taxes                  221             7                228
                              ------         -----             ------
    Total expenses             4,438          (167)             4,271
                              ------         -----             ------
INCOME BEFORE INTEREST AND
  INCOME TAXES                   961           139              1,100
                              ------         -----             ------
NET INTEREST CHARGES:
  Interest expense               521           (42)               479
  Trust preferred securities      14            --                 14
  Subsidiary-obligated
    mandatorily redeemable
    preferred securities          11            --                 11
  Capitalized interest            (3)           --                 (3)
  Subsidiaries' preferred
    stock dividends                7            --                  7
                              ------         -----             ------
    Net interest charges         550           (42)               508
                              ------         -----             ------
INCOME TAXES                     177            48                225
                              ------         -----             ------
NET INCOME                    $  234         $ 133             $  367
                              ======         =====             ======
Average common shares
  outstanding:
  Basic                          121                              121
                              ======                           ======
  Diluted                        121                              121
                              ======                           ======
Earnings per share of
  common stock:
  Basic                       $ 1.92                           $ 3.03
                              ======                           ======
  Diluted                     $ 1.92                           $ 3.02
                              ======                           ======

                                 14

Note 5- Pro Forma Adjustments for Pending Divestitures

          The pending divestitures pro forma adjustment column is being presented to illustrate the effect that certain pending divestitures may have had on the pro forma financial statements had these transactions occurred as of the same dates assumed for the merger in the accompanying pro forma financial statements. In addition, the pro forma adjustments reflect a reduction in debt from application of the proceeds from the divestitures, as well as the related reduction in interest costs. The pro forma adjustments are not necessarily indicative of the actual results that would have been realized had these transactions occurred on the assumed dates, nor are they necessarily indicative of the actual results that may be realized as of the date on which these transactions occur. Descriptions of the pending divestitures are discussed below:

          (a) On October 18, 2001, FirstEnergy and UtiliCorp United announced that UtiliCorp made an offer to FirstEnergy to purchase, with a financial partner, GPU's wholly-owned Avon Energy Partners Holdings subsidiary, the holding company for Midlands Electricity plc, for a total purchase price of $2.1 billion, including the assumption of approximately $1.7 billion of debt. The offer is subject to FirstEnergy's acceptance following completion of its merger with GPU, as well as the receipt by all parties of the applicable regulatory approvals.

          UtiliCorp and its financial partner expect to acquire all of the outstanding shares of Avon Energy Partners Holdings. Assets to be acquired include Midlands Electricity's 38,000-mile electric distribution network, an investment in the 1,875-megawatt Teesside Power generating plant in the United Kingdom, and investments in other energy businesses.

          (b) GPU acquired GasNet Pty Ltd. from the State of Victoria in June 1999 as part of the natural gas industry privatization process in that state. As a result of the decision by FirstEnergy and GPU to sell GasNet, GasNet Australia Trust was established to acquire new securities in GasNet and an associated trust. The Trust filed a prospectus dated October 19, 2001 with the Australian Securities and Investments Commission for the public offer of 130,000,000 Units of the Trust at AUS$2.00 per Unit. The Trust will use the expected net proceeds from the offering of approximately AUS$260 million to acquire the new GasNet securities and will assume the associated trust's debt (AUS$566.4 million at June 30, 2001). The net proceeds will then be used by GasNet to cancel and redeem all securities currently held by wholly-owned subsidiaries of GPU in GasNet and the associated trust. The prospectus expires on November 28, 2002.

          GasNet is the regulated natural gas transmission provider in Victoria, Australia. It owns and maintains a high-pressure pipeline network, which transports almost all of the natural gas consumed in Victoria. This gas is shipped to approximately 1.4 million residential consumers and approximately 43,000 industrial and commercial users throughout Victoria.

                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







November 7, 2001












                                 FIRSTENERGY CORP.
                                 -----------------
                                    Registrant



                             /s/  Harvey L. Wagner
                           -----------------------------
                                  Harvey L. Wagner
                           Vice President and Controller

Exhibit 23(c)